UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10053
                                   811-10089

Name of Fund: Merrill Lynch Low Duration Fund of Merrill Lynch Investment
              Managers Funds, Inc. Low Duration Master Portfolio of Fund Asset Management Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill
      Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Low Duration Fund

Semi-Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

A Letter From the President

[PHOTO]

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


2          MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

We are pleased to present to you the management team of

Merrill Lynch Low Duration Fund

[PHOTO]

Portfolio Managers Pat Maldari and Jim Pagano co-head the Merrill Lynch Low Duration Fund team on a day-to-day basis. Mr. Maldari, who joined Merrill Lynch Investment Managers in 1984, received a bachelor's degree from Montclair State University. He is a CFA(R) charterholder and a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA). Mr. Pagano joined Merrill Lynch Investment Managers in 1997. He received a bachelor's degree from the United States Naval Academy and is a CFA charterholder.

The portfolio management team also includes John Burger and Frank Viola, the corporate bond and mortgage-backed managers, respectively. Mr. Burger earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of the AIMR and NYSSA. Mr. Viola earned a bachelor's degree from The Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. The team has a combined 65 years of investment experience.

================================================================================
Table of Contents                                                           Page
--------------------------------------------------------------------------------
A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Managers .........................     4
Performance Data .........................................................     6
Disclosure of Expenses ...................................................     8
Fund Financial Statements ................................................     9
Fund Financial Highlights ................................................    12
Fund Notes to Financial Statements .......................................    17
Master Portfolio Schedule of Investments .................................    20
Master Portfolio Financial Statements ....................................    28
Master Portfolio Financial Highlights ....................................    30
Master Portfolio Notes to Financial Statements ...........................    31
Portfolio Information ....................................................    34
Officers & Directors/Trustees ............................................    34

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the Association for Investment Management and Research.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund continued to pursue its goal of enhancing total return and preserving capital, and made several strategic changes over the past six months in response to developing market conditions.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, Merrill Lynch Low Duration Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +1.31%, +.97%, +1.07%, +1.54% and +1.18%, respectively, performing in line with its unmanaged benchmark, the Merrill Lynch 1 - 3 Year Corporate and Government Index, which returned +1.23% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

During the six-month period, the Federal Reserve Board (the Fed) continued its policy of hiking interest rates. On June 30, 2004, the federal funds rate was increased 25 basis points (.25%) to 1.25%, and by the end of the year the Fed had tightened on four more occasions to bring the rate up to 2.25%. The result of these moves was that the yield curve flattened considerably over the past six months. At the beginning of the period, the yield on the 10-year Treasury note was 4.62%, and by December 31, the yield dropped slightly to 4.24%. On the shorter end of the yield curve, the opposite occurred, as the yield on the two-year Treasury note increased from 2.70% on June 30 to end the year at 3.08%. These moves represent a yield curve flattening of approximately 75 basis points between the two-year and 10-year Treasury notes.

Inflation also moved up slightly during the period. The key inflation indicators, including the core personal consumption expenditures deflator and the consumer price index (both of which measure price changes in consumer goods and services), showed some increases over the past six months, indicating that we may be entering a less-friendly inflationary environment. The fact that the Fed has been moving to raise interest rates in advance of significant inflationary trends indicates that the central bank is attempting to control inflation by normalizing interest rates (that is, bringing interest rates in line with inflation).

In this environment of relatively well-contained inflation and not significantly higher interest rates, we believed that the credit and spread sectors of the fixed income market were likely to perform well. These sectors are not as affected by interest rate changes as are Treasury securities, and are therefore less susceptible to interest rate risk. Additionally, when the U.S. economy is improving or expanding, spread sectors, and particularly lower-quality corporate bonds, tend to outperform Treasury securities. As a result, we continued to maintain a significant overweight in spread sectors compared to the benchmark.

This strategy did contribute to relative performance as corporate bonds posted superior returns versus Treasury securities. Investment grade corporate bonds, as measured by the Merrill Lynch 1 - 3 Year Corporate Index, returned +1.58% for the six-month period, while Treasury securities, as measured by the Merrill Lynch 1 - 3 Year Treasury Index, returned +.98%.

What changes were made to the Portfolio during the period?

One of the main changes that we made to the Portfolio over the past six months was to reduce its exposure to corporate bonds (particularly in the automobile, real estate and electric utility sectors) in favor of cash. We made these moves as a result of our valuation assessment, which indicated that these bonds were less attractive than holding cash.

Duration is a measure of sensitivity to changes in interest rates, measured in years. The lower (or shorter) the duration of a portfolio, the less it will be impacted by interest rate changes. During the period, we positioned the Portfolio to have a shorter-than-benchmark duration. The federal funds futures curve is forecasting several additional interest rate increases over the next year, and we believe the Fed is poised to continue raising interest rates through 2005. In such an environment, a shorter duration should help protect the portfolio from some of the interest rate risk associated with rising rates. Although it varied throughout the period, the Portfolio generally maintained its duration approximately 5% - 12%


4          MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004
less than the benchmark over the past six months. As of December 31, 2004, the Portfolio's duration was 1.56 years, compared to 1.68 years for the Merrill Lynch 1 - 3 Year Corporate and Government Index.

In September, the Fund received a large inflow of cash. As we began to put the cash to work by buying bonds that we found to be attractively priced, we also elected to retain some of the cash in the portfolio. Holding cash in the prevailing environment offered some attractive opportunities as short-term interest rates increased. As a result, the Portfolio held 9.3% of net assets in cash at December 31, 2004, up from 2.5% at June 30, 2004. We used this cash to create a "barbell" strategy -- one where we held a combination of short-term and longer-term assets in the Portfolio.

Also during the period, we reduced the Portfolio's exposure to mortgage-backed securities. This move was principally a result of mortgage prepayments -- as homeowners prepaid and/or refinanced their mortgages, we allowed some of our mortgage holdings to amortize. In contrast, we increased the Portfolio's exposure to asset-backed securities from 18% at the beginning of the period to 21% by the end. This move complemented our strategy of buying higher-quality bonds. In particular, one area on which we focused was in purchasing home equity loans with a two-year - three-year maturity range.

How would you characterize the Portfolio's position at the close of the period?

We are currently maintaining a bearish bias toward short-term interest rates. We believe the Fed will continue to raise short-term interest rates until it believes that inflation is sufficiently under control. As far as duration is concerned, we start to become interested in adding interest rate exposure as yields approach the 4.5% area. In fact, we expect gradually higher interest rates in the months ahead. As for the Fed, we believe it will continue its measured tightening policy en route to a more "neutral" federal funds rate of approximately 3% - 3.5%, leaning toward the lower end of this range, by the end of 2005. We also believe that growth will be lower in 2005 than in 2004. Therefore, we have positioned the Portfolio to take advantage of an economy that in our opinion will continue to grow in the 3% area.

Under this scenario, credit fundamentals will continue to be positive, thereby supporting our overweight to credit and spread sectors in general. However, we are becoming more cautious regarding the high yield and corporate sectors, and will be looking for an opportunity to reduce our exposure there. In this environment, there will likely be modest upward pressure on interest rates, but technology, global competition and productivity should all help to cap interest rates in this cycle. With this view in mind, we will look to maintain a slightly short duration profile relative to the benchmark.

As always, we will continue to closely monitor economic and market trends and will make additional changes to our strategy, as appropriate, in our efforts to enhance investment opportunities.

Patrick Maldari
Vice President and Co-Portfolio Manager

James J. Pagano
Vice President and Co-Portfolio Manager

January 10, 2005


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004            5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 3% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.65% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 3% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

The performance results for Class A and Class I Shares depicted on page 7 are those of Merrill Lynch Low Duration Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Low Duration Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Low Duration Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include the actual operating expenses of Merrill Lynch Low Duration Fund. The Fund commenced operations on October 6, 2000.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6          MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Performance Data (concluded)

Recent Performance Results*

                                                                                             10-Year/
                                                            6-Month       12-Month        Since Inception         Standardized
As of December 31, 2004                                   Total Return  Total Return        Total Return          30-Day Yield
==============================================================================================================================
ML Low Duration Fund Class A Shares*                          +1.31%        +1.38%             +25.51%                2.45%
------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                          +0.97         +0.60              +15.29                 1.86
------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                          +1.07         +0.70              +15.23                 1.86
------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class I Shares*                          +1.54         +1.63              +76.94                 2.69
------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class R Shares*                          +1.18         +1.02              + 4.35                 2.27
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year Corporate & Government Index**       +1.23         +1.21     +78.32/+30.44/+23.04/+4.30        --
------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class I Shares, from 9/24/99 for Class A Shares, from 10/06/00 for Class B and Class C Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years. Ten-year/since inception total returns are for 10 years, from 9/24/99, from 10/06/00 and from 1/03/03, respectively.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/04                               +1.38%           -1.66%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                             +4.48%           +3.85%
--------------------------------------------------------------------------------
Inception (9/24/99)
through 12/31/04                                      +4.41            +3.80
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.

                                                    Return              Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/04                              +0.60%             -3.35%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 12/31/04                                     +3.42              +2.99
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                    Return              Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/04                              +0.70%             -0.29%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 12/31/04                                     +3.40              +3.40
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 12/31/04                               +1.63%           -1.41%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                             +4.73            +4.10
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                              +5.87            +5.55
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                            Return
================================================================================
One Year Ended 12/31/04                                                   +1.02%
--------------------------------------------------------------------------------
Inception (1/03/03)
through 12/31/04                                                          +2.16
--------------------------------------------------------------------------------


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004            7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                      Beginning         Ending         During the Period*
                                                    Account Value   Account Value       July 1, 2004 to
                                                     July 1, 2004  December 31, 2004   December 31, 2004
=========================================================================================================
Actual
=========================================================================================================
Class A                                                 $1,000         $1,013.10             $4.67
---------------------------------------------------------------------------------------------------------
Class B                                                 $1,000         $1,009.70             $8.14
---------------------------------------------------------------------------------------------------------
Class C                                                 $1,000         $1,010.70             $8.15
---------------------------------------------------------------------------------------------------------
Class I                                                 $1,000         $1,015.40             $3.44
---------------------------------------------------------------------------------------------------------
Class R                                                 $1,000         $1,011.80             $6.00
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                 $1,000         $1,020.84             $4.69
---------------------------------------------------------------------------------------------------------
Class B                                                 $1,000         $1,017.38             $8.17
---------------------------------------------------------------------------------------------------------
Class C                                                 $1,000         $1,017.38             $8.17
---------------------------------------------------------------------------------------------------------
Class I                                                 $1,000         $1,022.07             $3.45
---------------------------------------------------------------------------------------------------------
Class R                                                 $1,000         $1,019.52             $6.02
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.91% for Class A, 1.59% for Class B, 1.59% for Class C, .67% for Class I and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and master trust in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8          MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Statement of Assets and Liabilities              Merrill Lynch Low Duration Fund

As of December 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investment in Low Duration Master Portfolio (the "Portfolio"), at
                        value (identified cost--$810,163,725) ............................                      $ 807,969,601
                       Prepaid expenses and other assets .................................                             40,370
                                                                                                                -------------
                       Total assets ......................................................                        808,009,971
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders ......................................    $     592,085
                          Distributor ....................................................          327,492
                          Administrator ..................................................          195,465
                          Other affiliates ...............................................          138,590
                                                                                              -------------
                       Total liabilities .................................................                          1,253,632
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 806,756,339
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.01 par value, 100,000,000 shares
                        authorized .......................................................                      $     246,879
                       Class B Shares of Common Stock, $.01 par value, 200,000,000 shares
                        authorized .......................................................                            113,142
                       Class C Shares of Common Stock, $.01 par value, 100,000,000 shares
                        authorized .......................................................                            208,669
                       Class I Shares of Common Stock, $.01 par value, 100,000,000 shares
                        authorized .......................................................                            222,791
                       Class R Shares of Common Stock, $.01 par value, 200,000,000 shares
                        authorized .......................................................                              3,215
                       Paid-in capital in excess of par ..................................                        827,739,837
                       Accumulated distributions in excess of investment income--net .....    $    (200,352)
                       Accumulated realized capital losses allocated from the Portfolio--net    (19,383,718)
                       Unrealized depreciation allocated from the Portfolio--net .........       (2,194,124)
                                                                                              -------------
                       Total accumulated losses--net .....................................                        (21,778,194)
                                                                                                                -------------
                       Net Assets ........................................................                      $ 806,756,339
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $250,799,940 and 24,687,866 shares
                        outstanding ......................................................                      $       10.16
                                                                                                                =============
                       Class B--Based on net assets of $114,711,449 and 11,314,175 shares
                        outstanding ......................................................                      $       10.14
                                                                                                                =============
                       Class C--Based on net assets of $211,499,974 and 20,866,902 shares
                        outstanding ......................................................                      $       10.14
                                                                                                                =============
                       Class I--Based on net assets of $226,483,295 and 22,279,116 shares
                        outstanding ......................................................                      $       10.17
                                                                                                                =============
                       Class R--Based on net assets of $3,261,681 and 321,548 shares
                        outstanding ......................................................                      $       10.14
                                                                                                                =============

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004            9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                          Merrill Lynch Low Duration Fund

For the Six Months Ended December 31, 2004
=============================================================================================================================
Investment Income Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Interest .......................................................                      $  13,793,870
                          Dividends ......................................................                            100,050
                          Securities lending--net ........................................                              6,513
                          Expenses .......................................................                         (1,114,836)
                                                                                                                -------------
                       Net investment income allocated from the Portfolio ................                         12,785,597
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class C ................    $   1,042,643
                       Administration fees ...............................................        1,004,337
                       Account maintenance and distribution fees--Class B ................          573,547
                       Account maintenance fees--Class A .................................          251,097
                       Transfer agent fees--Class C ......................................          148,500
                       Transfer agent fees--Class I ......................................          133,424
                       Transfer agent fees--Class A ......................................          107,177
                       Transfer agent fees--Class B ......................................           83,624
                       Printing and shareholder reports ..................................           54,955
                       Registration fees .................................................           51,054
                       Professional fees .................................................           17,369
                       Account maintenance and distribution fees--Class R ................            6,922
                       Transfer agent fees--Class R ......................................            1,521
                       Other .............................................................            9,949
                                                                                              -------------
                       Total expenses ....................................................                          3,486,119
                                                                                                                -------------
                       Investment income--net ............................................                          9,299,478
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments, futures contracts, swaps and
                        options written allocated from the Portfolio--net ................                         (4,197,029)
                       Change in unrealized appreciation/depreciation on investments, futures contracts, swaps and options written allocated from
                        the Portfolio--net ...............................................                          3,739,545
                                                                                                                -------------
                       Total realized and unrealized loss allocated from the Portfolio--net                          (457,484)
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $   8,841,994
                                                                                                                =============

      See Notes to Financial Statements.


10         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Statements of Changes in Net Assets              Merrill Lynch Low Duration Fund

                                                                                               For the Six          For the
                                                                                               Months Ended       Year Ended
                                                                                               December 31,         June 30,
Increase (Decrease) in Net Assets:                                                                 2004               2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $   9,299,478     $  19,004,549
                       Realized loss allocated from the Portfolio--net ...................       (4,197,029)       (2,237,834)
                       Change in unrealized appreciation/depreciation allocated from
                        the Portfolio--net ...............................................        3,739,545       (14,412,826)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............        8,841,994         2,353,889
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................       (2,571,599)       (4,000,377)
                          Class B ........................................................       (1,202,744)       (2,888,117)
                          Class C ........................................................       (2,191,493)       (5,423,362)
                          Class I ........................................................       (3,380,976)       (6,749,059)
                          Class R ........................................................          (32,126)          (35,048)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders       (9,378,938)      (19,095,963)
                                                                                              -------------------------------
=============================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share transactions        68,142,129        17,705,029
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................       67,605,185           962,955
                       Beginning of period ...............................................      739,151,154       738,188,199
                                                                                              -------------------------------
                       End of period* ....................................................    $ 806,756,339     $ 739,151,154
                                                                                              ===============================
                          * Accumulated distributions in excess of investment income--net     $    (200,352)    $    (120,892)
                                                                                              ===============================

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                             Merrill Lynch Low Duration Fund

                                                                                             Class A
                                                             --------------------------------------------------------------------
The following per share data and ratios have been derived    For the Six               For the Year Ended          For the Period
from information provided in the financial statements.       Months Ended                   June 30,              October 6, 2000+
                                                             December 31,   --------------------------------------   to June 30,
Increase (Decrease) in Net Asset Value:                         2004           2004           2003           2002        2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of
                        period ...........................   $  10.16       $  10.38       $  10.16       $  10.19       $  10.00
                                                             --------------------------------------------------------------------
                       Investment income--net ............        .13++          .29++          .31++          .34++          .36
                       Realized and unrealized gain (loss)
                        allocated from the Portfolio--net          --@          (.22)           .23            .12            .19
                                                             --------------------------------------------------------------------
                       Total from investment operations ..        .13            .07            .54            .46            .55
                                                             --------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net .........       (.13)          (.29)          (.32)          (.48)          (.36)
                          Realized gain allocated from the
                           Portfolio--net ................         --             --             --           (.01)            --
                                                             --------------------------------------------------------------------
                       Total dividends and distributions .       (.13)          (.29)          (.32)          (.49)          (.36)
                                                             --------------------------------------------------------------------
                       Net asset value, end of period ....   $  10.16       $  10.16       $  10.38       $  10.16       $  10.19
                                                             ====================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share        1.31%@@         .66%          5.36%          4.53%          5.58%@@
                                                             ====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses+++ .......        .91%*          .89%           .95%           .83%           .83%*
                                                             ====================================================================
                       Expenses+++ .......................        .91%*          .89%          1.00%          1.02%          8.76%*
                                                             ====================================================================
                       Investment income--net ............       2.53%*         2.78%          3.03%          4.04%          5.75%*
                                                             ====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ...................   $250,800       $125,950       $152,780       $110,014       $    268
                                                             ====================================================================
                       Portfolio turnover of Low Duration
                        Master Portfolio .................      47.02%        107.13%        198.09%         70.92%        192.04%
                                                             ====================================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. If applicable, the Fund's administrator reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


12         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                            Class B
                                                             --------------------------------------------------------------------
The following per share data and ratios have been derived    For the Six               For the Year Ended          For the Period
from information provided in the financial statements.       Months Ended                   June 30,              October 6, 2000+
                                                             December 31,   --------------------------------------   to June 30,
Increase (Decrease) in Net Asset Value:                         2004           2004           2003           2002        2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of
                        period ...........................   $  10.14       $  10.37       $  10.14       $  10.18       $  10.00
                                                             --------------------------------------------------------------------
                       Investment income--net ............        .10++          .22++          .24++          .37++          .33
                       Realized and unrealized gain (loss)
                        allocated from the Portfolio--net          --@          (.23)           .24            .01            .18
                                                             --------------------------------------------------------------------
                       Total from investment operations ..        .10           (.01)           .48            .38            .51
                                                             --------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net .........       (.10)          (.22)          (.25)          (.41)          (.33)
                          Realized gain allocated from the
                           Portfolio--net ................         --             --             --           (.01)            --
                                                             --------------------------------------------------------------------
                       Total dividends and distributions .       (.10)          (.22)          (.25)          (.42)          (.33)
                                                             --------------------------------------------------------------------
                       Net asset value, end of period ....   $  10.14       $  10.14       $  10.37       $  10.14       $  10.18
                                                             ====================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share         .97%@@        (.11%)         4.77%          3.75%          5.16%@@
                                                             ====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses+++ .......       1.59%*         1.56%          1.61%          1.48%          1.48%*
                                                             ====================================================================
                       Expenses+++ .......................       1.59%*         1.56%          1.66%          1.70%          9.41%*
                                                             ====================================================================
                       Investment income--net ............       1.87%*         2.12%          1.87%          3.75%          5.10%*
                                                             ====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ...................   $114,711       $130,802       $139,688       $ 64,457       $  5,016
                                                             ====================================================================
                       Portfolio turnover of Low Duration
                        Master Portfolio .................      47.02%        107.13%        198.09%         70.92%        192.04%
                                                             ====================================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. If applicable, the Fund's administrator reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                            Class C
                                                             --------------------------------------------------------------------
The following per share data and ratios have been derived    For the Six              For the Year Ended           For the Period
from information provided in the financial statements.       Months Ended                   June 30,              October 6, 2000+
                                                             December 31,   --------------------------------------   to June 30,
Increase (Decrease) in Net Asset Value:                         2004           2004           2003           2002       2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of
                        period ...........................   $  10.13       $  10.36       $  10.14       $  10.18       $  10.00
                                                             --------------------------------------------------------------------
                       Investment income--net ............        .10++          .22++          .24++          .35++          .32
                       Realized and unrealized gain (loss)
                        allocated from the Portfolio--net         .01           (.23)           .23            .03            .18
                                                             --------------------------------------------------------------------
                       Total from investment operations ..        .11           (.01)           .47            .38            .50
                                                             --------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net .........       (.10)          (.22)          (.25)          (.41)          (.32)
                          Realized gain allocated from the
                           Portfolio--net ................         --             --             --           (.01)            --
                                                             --------------------------------------------------------------------
                       Total dividends and distributions .       (.10)          (.22)          (.25)          (.42)          (.32)
                                                             --------------------------------------------------------------------
                       Net asset value, end of period ....   $  10.14       $  10.13       $  10.36       $  10.14       $  10.18
                                                             ====================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share        1.07%@         (.11%)         4.68%          3.75%          5.10%@
                                                             ====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses+++ .......       1.59%*         1.56%          1.61%          1.48%          1.48%*
                                                             ====================================================================
                       Expenses+++ .......................       1.59%*         1.56%          1.66%          1.68%          9.41%*
                                                             ====================================================================
                       Investment income--net ............       1.87%*         2.12%          2.37%          3.62%          5.10%*
                                                             ====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ...................   $211,500       $239,263       $263,066       $126,380       $  4,754
                                                             ====================================================================
                       Portfolio turnover of Low Duration
                        Master Portfolio .................      47.02%        107.13%        198.09%         70.92%        192.04%
                                                             ====================================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. If applicable, the Fund's administrator reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                            Class I
                                                             --------------------------------------------------------------------
The following per share data and ratios have been derived    For the Six               For the Year Ended          For the Period
from information provided in the financial statements.       Months Ended                   June 30,              October 6, 2000+
                                                             December 31,   --------------------------------------   to June 30,
Increase (Decrease) in Net Asset Value:                          2004          2004           2003           2002        2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of
                        period ...........................   $  10.16       $  10.39       $  10.17       $  10.21       $  10.00
                                                             --------------------------------------------------------------------
                       Investment income--net ............        .15++          .31++          .31++          .45++          .40
                       Realized and unrealized gain (loss)
                        allocated from the Portfolio--net         .01           (.23)           .25            .02            .19
                                                             --------------------------------------------------------------------
                       Total from investment operations ..        .16            .08            .56            .47            .59
                                                             --------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net .........       (.15)          (.31)          (.34)          (.50)          (.38)
                          Realized gain allocated from the
                           Portfolio--net ................         --             --             --           (.01)            --
                                                             --------------------------------------------------------------------
                       Total dividends and distributions .       (.15)          (.31)          (.34)          (.51)          (.38)
                                                             --------------------------------------------------------------------
                       Net asset value, end of period ....   $  10.17       $  10.16       $  10.39       $  10.17       $  10.21
                                                             ====================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share        1.54%@          .81%          5.61%          4.68%          5.95%@
                                                             ====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses+++ .......        .67%*          .65%           .70%           .58%           .58%*
                                                             ====================================================================
                       Expenses+++ .......................        .67%*          .65%           .75%           .78%          8.51%*
                                                             ====================================================================
                       Investment income--net ............       2.79%*         3.00%          3.29%          4.51%          6.00%*
                                                             ====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ...................   $226,483       $240,749       $182,654       $ 23,325       $  1,156
                                                             ====================================================================
                       Portfolio turnover of Low Duration
                        Master Portfolio .................      47.02%        107.13%        198.09%         70.92%        192.04%
                                                             ====================================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. If applicable, the Fund's administrator reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)                 Merrill Lynch Low Duration Fund

                                                                                                  Class R
                                                                              --------------------------------------------------
                                                                                                                     For the
The following per share data and ratios have been derived                     For the Six         For the            Period
from information provided in the financial statements.                        Months Ended       Year Ended     January 3, 2003+
                                                                              December 31,        June 30,         to June 30,
Increase (Decrease) in Net Asset Value:                                          2004               2004               2003
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..............    $   10.14           $   10.37            $   10.29
                                                                              --------------------------------------------------
                       Investment income--net*** .........................          .12                 .17                  .18
                       Realized and unrealized gain (loss) allocated from
                        the Portfolio--net ...............................           --@               (.11)                 .08
                                                                              --------------------------------------------------
                       Total from investment operations ..................          .12                 .06                  .26
                                                                              --------------------------------------------------
                       Less dividends from investment income--net ........         (.12)               (.29)                (.18)
                                                                              --------------------------------------------------
                       Net asset value, end of period ....................    $   10.14           $   10.14            $   10.37
                                                                              ==================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ................         1.18%@@              .56%                2.55%@@
                                                                              ==================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses++ .....         1.17%*              1.16%                1.19%*
                                                                              ==================================================
                       Expenses++ ........................................         1.17%*              1.16%                1.28%*
                                                                              ==================================================
                       Investment income--net ............................         2.30%*              2.42%                2.74%*
                                                                              ==================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..........    $   3,262           $   2,387                   --@@@
                                                                              ==================================================
                       Portfolio turnover of Low Duration Master Portfolio        47.02%             107.13%              198.09%
                                                                              ==================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.
@@@   Amount is less than $1,000.

      See Notes to Financial Statements.


16         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Notes to Financial Statements                    Merrill Lynch Low Duration Fund

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective and strategies by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results of the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at December 31, 2004 was 100%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Company has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Company has also entered into a Distribution Agreement and Distributions Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)        Merrill Lynch Low Duration Fund

accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ................................                .25%              --
Class B ................................                .25%             .65%
Class C ................................                .25%             .65%
Class R ................................                .25%             .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 6,371               $31,199
Class I ............................               $ 2,842               $ 2,249
--------------------------------------------------------------------------------

For the six months ended December 31, 2004, MLPF&S received contingent deferred sales charges of $177,042 and $49,670 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $23,421 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $68,142,129 and $17,705,029 for the six months ended December 31, 2004 and the year ended June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended December 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         14,837,863       $ 151,570,114
Automatic conversion of shares .........             96,933             988,740
Shares issued to shareholders in
   reinvestment of dividends ...........            183,166           1,864,569
                                              ---------------------------------
Total issued ...........................         15,117,962         154,423,423
Shares redeemed ........................         (2,831,470)        (28,829,455)
                                              ---------------------------------
Net increase ...........................         12,286,492       $ 125,593,968
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2004                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,751,453       $  69,487,712
Automatic conversion of shares .........            198,530           2,041,041
Shares issued to shareholders in
   reinvestment of dividends ...........            188,339           1,934,770
                                              ---------------------------------
Total issued ...........................          7,138,322          73,463,523
Shares redeemed ........................         (9,449,863)        (97,055,497)
                                              ---------------------------------
Net decrease ...........................         (2,311,541)      $ (23,591,974)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended December 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            781,944       $   7,956,613
Shares issued to shareholders in
   reinvestment of dividends ...........             78,199             795,183
                                              ---------------------------------
Total issued ...........................            860,143           8,751,796
                                              ---------------------------------
Automatic conversion of shares .........            (97,124)           (988,740)
Shares redeemed ........................         (2,351,184)        (23,908,333)
                                              ---------------------------------
Total redeemed .........................         (2,448,308)        (24,897,073)
                                              ---------------------------------
Net decrease ...........................         (1,588,165)      $ (16,145,277)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2004                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,428,310       $  45,418,908
Shares issued to shareholders in
   reinvestment of dividends ...........            174,633           1,791,016
                                              ---------------------------------
Total issued ...........................          4,602,943          47,209,924
                                              ---------------------------------
Automatic conversion of shares .........           (198,908)         (2,041,041)
Shares redeemed ........................         (4,977,663)        (51,045,687)
                                              ---------------------------------
Total redeemed .........................         (5,176,571)         53,086,728
                                              ---------------------------------
Net decrease ...........................           (573,628)      $  (5,876,804)
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended December 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,333,766       $  23,733,382
Shares issued to shareholders in
   reinvestment of dividends ...........            157,463           1,600,641
                                              ---------------------------------
Total issued ...........................          2,491,229          25,334,023
Shares redeemed ........................         (5,232,626)        (53,198,351)
                                              ---------------------------------
Net decrease ...........................         (2,741,397)      $ (27,864,328)
                                              =================================


18         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Notes to Financial Statements (concluded)        Merrill Lynch Low Duration Fund

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2004                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          8,767,567       $  89,913,446
Shares issued to shareholders in
   reinvestment of dividends ...........            365,930           3,751,864
                                              ---------------------------------
Total issued ...........................          9,133,497          93,665,310
Shares redeemed ........................        (10,910,203)       (111,867,835)
                                              ---------------------------------
Net decrease ...........................         (1,776,706)      $ (18,202,525)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended December 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,219,685       $  22,633,032
Shares issued to shareholders in
   reinvestment of dividends ...........            283,177           2,886,984
                                              ---------------------------------
Total issued ...........................          2,502,862          25,520,016
Shares redeemed ........................         (3,908,474)        (39,839,537)
                                              ---------------------------------
Net decrease ...........................         (1,405,612)      $ (14,319,521)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2004                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         15,956,616       $ 164,260,583
Shares issued to shareholders in
   reinvestment of dividends ...........            514,339           5,286,505
                                              ---------------------------------
Total issued ...........................         16,470,955         169,547,088
Shares redeemed ........................        (10,359,777)       (106,588,614)
                                              ---------------------------------
Net increase ...........................          6,111,178       $  62,958,474
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended December 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            117,808       $   1,198,003
Shares issued to shareholders in
   reinvestment of dividends ...........              3,288              33,436
                                              ---------------------------------
Total issued ...........................            121,096           1,231,439
Shares redeemed ........................            (34,843)           (354,152)
                                              ---------------------------------
Net increase ...........................             86,253       $     877,287
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended June 30, 2004                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            354,789       $   3,644,203
Shares issued to shareholders in
   reinvestment of dividends ...........              3,279              33,588
                                              ---------------------------------
Total issued ...........................            358,068           3,677,791
Shares redeemed ........................           (122,783)         (1,259,933)
                                              ---------------------------------
Net increase ...........................            235,285       $   2,417,858
                                              =================================

4. Capital Loss Carryforward:

On June 30, 2004, the Fund had a net capital loss carryforward of $13,013,037, of which $2,721,252 expires in 2007, $6,549,324 expires in 2008, $1,140,537 expires in 2009, $971,617 expires in 2011 and $1,630,307 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           19

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments         Low Duration Master Portfolio  (in U.S. dollars)

                               Face
                             Amount   Asset-Backed Securities+                                                             Value
===================================================================================================================================
                        $       982   Advanta Mortgage Loan Trust Series 1998-2 Class A17, 6.05% due 9/25/2018         $        982
                            459,777   CIT Equipment Collateral Series 2002-VT1 Class A3, 4.03% due 1/20/2006                460,774
                          2,750,422   CIT Group Home Equity Loan Trust Series 2003-1 Class A2, 2.35% due 4/20/2027        2,743,505
                                      California Infrastructure Series 1997-1:
                          1,086,143         PG&E-1 Class A7, 6.42% due 9/25/2008                                          1,118,870
                            916,675         SCE-1 Class A6, 6.38% due 9/25/2008                                             945,086
                          4,100,000   Capital One Auto Finance Trust Series 2003-A Class A4A, 2.47% due 1/15/2010         4,044,614
                          7,000,000   Capital One Master Trust Series 2000-4 Class C, 3.28% due 8/15/2008 (a)(c)          7,000,000
                          6,600,000   Chase Credit Card Master Trust Series 2003-1 Class C, 3.58% due 4/15/2008 (a)       6,651,704
                                      Chase Funding Mortgage Loan Asset-Backed Certificates:
                          3,781,968         Series 1999-4 Class IA6, 7.407% due 9/25/2011                                 3,905,474
                            590,471         Series 2002-3 Class 1A3, 3.55% due 3/25/2022                                    589,675
                                      Chase Manhattan Auto Owner Trust:
                          2,465,288         Series 2002-B, 4.24% due 1/15/2009                                            2,484,781
                          2,097,480         Series 2003-A, 2.04% due 12/15/2009                                           2,066,272
                            427,783   Cityscape Home Equity Loan Trust Series 1996-4 Class A10, 7.40%
                                      due 9/25/2027 (c)                                                                     427,090
                            117,553   Countrywide Home Equity Loan Trust Series 1999-A CTFS, 2.80% due 4/15/2025 (a)        117,561
                          1,930,914   Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-R4 Class 1A1A,
                                      2.216% due 7/25/2019                                                                1,926,582
                          5,962,143   First Franklin Mortgage Loan Asset-Backed Certificates Series 2003-FF5 Class
                                      A2, 2.82% due 3/25/2034 (a)                                                         5,937,130
                          8,500,000   First National Master Note Trust Series 2003-2 Class C, 3.70% due 4/15/2009         8,495,357
                          5,206,231   GMAC Mortgage Corp. Loan Trust Series 2003-HE2 Class A2, 3.14% due 6/25/2025        5,189,683
                          2,153,091   Ikon Receivables Series 2003-1 Class A3B, 2.33% due 12/15/2007                      2,144,356
                            768,453   M&I Auto Loan Trust Series 2001-1 Class A4, 4.97% due 3/20/2007 (a)                   771,298
                                      MBNA Credit Card Master Note Trust:
                          4,100,000         Series 2001 Class C3, 6.55% due 12/15/2008                                    4,278,088
                          7,000,000         Series 2002 Class C5, 4.05% due 1/15/2008                                     7,038,695
                            609,321   PSE&G Transition Funding LLC Series 2001-1 Class A2, 5.74% due 3/15/2007 (a)          613,468
                                      WFS Financial Owner Trust Class B:
                          1,296,455         Series 2003-2, 2.48% due 12/20/2010                                           1,288,644
                          6,116,318         Series 2003-4, 2.73% due 5/20/2011                                            6,069,648
                            752,248   Whole Auto Loan Trust Series 2002-1 Class B, 2.91% due 4/15/2009                      751,149
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Asset-Backed Securities (Cost--$77,501,417)--9.5%                            77,060,486
===================================================================================================================================

                                      Government & Agency Obligations
===================================================================================================================================
                         17,500,000   Fannie Mae, 1.875% due 9/15/2005                                                   17,382,295
                         17,500,000   Federal Home Loan Bank System, 1.75% due 8/15/2005                                 17,391,605
                                      U.S. Treasury Notes:
                          4,530,000         7% due 7/15/2006                                                              4,802,860
                          2,900,000         2.625% due 5/15/2008 (d)                                                      2,835,202
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Government & Agency Obligations (Cost--$42,823,478)--5.2%                    42,411,962
===================================================================================================================================


20         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

                                Low Duration Master Portfolio  (in U.S. dollars)

                               Face
                             Amount   Government Agency Mortgage-Backed Obligations+                                       Value
===================================================================================================================================
                                      Fannie Mae Guaranteed Pass-Through Certificates:
                        $   935,167         6.50% due 8/01/2032--9/01/2032                                             $    981,629
                          9,501,316         8% due 7/01/2027--11/01/2032                                                 10,283,022
                                      Fannie Mae Trust:
                          8,500,000         Series 2003-17 Class QR, 4.50% due 11/25/2025                                 8,517,627
                          5,566,369         Series 2003-23 Class AB, 4% due 3/25/2017                                     5,532,463
                          7,135,264         Series 2003-48 Class HA, 3.50% due 11/25/2017                                 7,051,485
                          1,956,313         Series 2003-W19 Class 1A1, 2.01% due 11/25/2033                               1,951,803
                                      Freddie Mac Mortgage Participation Certificates:
                         35,409,102         5% due 9/01/2019--11/01/2019                                                 35,976,688
                         10,420,721         6% due 5/01/2016--6/01/2017                                                  10,915,230
                          2,586,588         6.50% due 8/01/2016--2/01/2017                                                2,739,041
                                      Freddie Mac Multiclass Certificates Series 2590 Class XR:
                          5,116,622         Series 2590 Class XR, 3.25% due 7/15/2013                                     5,062,320
                          6,496,250         Series 2677 Class HB, 4% due 3/15/2014                                        6,462,432
                          9,965,680         Series 2651 Class GA, 2.75% due 7/15/2018                                     9,659,434
                          9,119,314         Series 2673 Class ML, 4% due 12/15/2022                                       9,109,679
                                      Ginnie Mae Trust:
                          4,319,497         Series 2002-83 Class A, 3.313% due 4/16/2017                                  4,292,455
                        109,764,491         Series 2002-94 Class XB, 2.349% due 11/16/2007 (a)(b)                         3,360,045
                          4,943,184         Series 2003-47 Class A, 2.848% due 6/16/2018                                  4,861,414
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Government Agency Mortgage-Backed Obligations
                                      (Cost--$127,194,628)--15.7%                                                       126,756,767
===================================================================================================================================

                                      Non-Government Agency Mortgage-Backed Securities+
===================================================================================================================================
Collateralized                        Ameriquest Mortgage Securities Inc. Series 2004-FR1:
Mortgage                  9,130,000         Class A3, 2.65% due 5/25/2034                                                 9,010,298
Obligations--14.6%       11,000,000         Class A5, 4.455% due 5/25/2034                                               10,876,062
                            166,105   BlackRock Capital Finance LP Series 1997-R2 Class AP,
                                      7.922% due 12/25/2035 (a)(c)                                                          169,427
                          7,699,361   COMM Series 2004-LB4A Class A1, 3.566% due 10/15/2037                               7,652,116
                          4,500,000   CS First Boston Mortgage Securities Corp. Series 2004-C3 Class A2,
                                      3.913% due 7/15/2036                                                                4,500,808
                          1,250,000   Capital Auto Receivables Asset Trust Series 2004-2 Class D, 5.82%
                                      due 5/15/2012 (c)                                                                   1,250,000
                                      Countrywide Asset-Backed Certificates (a):
                          3,200,000         Series 2004-12 Class AF2, 3.631% due 5/25/2024                                3,200,000
                         10,500,000         Series 2004-13 Class AF3, 3.989% due 12/25/2034                              10,499,822
                          9,750,000   First Horizon Asset-Backed Securities Trust Series 2004-HE4 Class A2,
                                      4.07% due 7/25/2019                                                                 9,750,000
                          7,500,000   GSAA Trust Series 2004-10 Class AF2, 4.22% due 8/25/2034 (a)                        7,456,787
                             31,364   Housing Securities, Inc. Series 1994-2 Class B1, 6.50% due 7/25/2009                   27,110
                          8,285,472   LB-UBS Commercial Mortgage Trust Series 2004-C7 Class A1,
                                      3.625% due 10/15/2029                                                               8,251,090
                            609,147   Ocwen Residential MBS Corp. Series 1998-R2 Class AP,
                                      6.324% due 11/25/2034 (a)(c)                                                          593,918
                            241,843   PNC Mortgage Securities Corp. Series 1999-4 Class 1A5, 6.20% due 6/25/2029            242,793
                          5,000,000   Permanent Financing Plc Series 1 Class 2A, 4.20% due 6/10/2007                      5,027,495
                          4,520,000   Popular Class ABS Mortgage Pass-Through Trust Series 2004-5 Class AF2,
                                      3.735% due 12/25/2034 (a)                                                           4,503,050
                             51,834   Salomon Brothers Mortgage Securities Series 1986-1 Class A, 6% due 12/25/2011          51,735
                          1,633,112   Structured Asset Securities Corp. Series 2002-19 Class A1, 4.20%
                                      due 10/25/2032                                                                      1,633,149
                                      Structured Mortgage Asset Residential Trust:
                              7,050         Series 1991-1 Class H, 8.25% due 6/25/2022                                        7,282
                              5,251         Series 1992-3A Class AA, 8% due 10/25/2007                                        5,396
                         10,800,000   WFS Financial Owner Trust Series 2004-4 Class A4, 3.44% due 5/17/2012              10,755,360
                            123,686   Walsh Acceptance Series 1997-2 Class A, 3.418% due 3/01/2027 (a)(c)                    64,935


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           21

[LOGO] Merrill Lynch Investment Managers

                                Low Duration Master Portfolio  (in U.S. dollars)

                               Face
                             Amount   Non-Government Agency Mortgage-Backed Securities+                                    Value
===================================================================================================================================
Collateralized                        Washington Mutual (a):
Mortgage Obligations    $   324,382         Series 2000-1 Class B1, 6.418% due 1/25/2040 (c)                           $    321,848
(concluded)              21,417,071         Series 2004-AR3 Class A1, 3.918% due 6/25/2034                               20,899,979
                            950,000   Whole Auto Loan Trust 2004-1 Class D, 5.60% due 3/15/2011                             965,373
                                                                                                                       ------------
                                                                                                                        117,715,833
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-      1,689,578   Bank of America Commercial Mortgage, Inc. Series 2000-1 Class A1A,
Backed Securities--                   7.109% due 11/15/2008                                                               1,801,695
2.7%                      6,176,794   Bank of America Mortgage Securities Series 2003-J Class 2A1,
                                      4.15% due 11/25/2033 (a)                                                            6,128,423
                            662,952   First Union National Bank--Bank of America Commercial Mortgage Trust Series
                                      2001-C1 Class A1, 5.711% due 3/15/2033 (a)                                            690,526
                          1,445,007   GS Mortgage Securities Corp. II Series 1998-C1 Class A1, 6.06%
                                      due 10/18/2030 (a)                                                                  1,467,640
                          8,300,000   Greenwich Capital Commercial Funding Corporation Series 2004-GG1 Class A2,
                                      3.835% due 6/10/2036                                                                8,320,078
                          1,453,127   Nomura Asset Securities Corp. Series 1995-MD3 Class A1B, 8.15% due 4/04/2027        1,466,228
                          1,909,969   Saxon Asset Securities Trust Series 2002-3 Class AV, 2.818% due 12/25/2032 (a)      1,912,687
                                                                                                                       ------------
                                                                                                                         21,787,277
-----------------------------------------------------------------------------------------------------------------------------------
Stripped Mortgage-       86,381,527   CS First Boston Mortgage Securities Corp. Series 2003-CPN1 Class ASP,
Backed Securities--                   1.584% due 3/15/2035 (a)(b)                                                         4,998,873
1.5%                     32,015,392   Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class XP,
                                      2.059% due 1/11/2035 (a)(b)                                                         2,763,729
                         85,000,000   LB-UBS Commercial Mortgage Trust Series 2002-C4 Class XCP,
                                      1.475% due 10/15/2035 (a)(b)                                                        4,645,284
                                                                                                                       ------------
                                                                                                                         12,407,886
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Non-Government Agency Mortgage-Backed Securities
                                      (Cost--$153,088,101)--18.8%                                                       151,910,996
===================================================================================================================================

Industry++                            Corporate Bonds
===================================================================================================================================
Aerospace &               1,250,000   Goodrich Corp., 6.45% due 4/15/2008                                                 1,339,944
Defense--0.7%             1,985,000   Northrop Grumman Corp., 4.079% due 11/16/2006                                       2,005,058
                            247,000   Raytheon Co., 6.50% due 7/15/2005                                                     251,412
                          2,025,897   Systems 2001 AT LLC, 6.664% due 9/15/2013 (c)                                       2,244,795
                                                                                                                       ------------
                                                                                                                          5,841,209
-----------------------------------------------------------------------------------------------------------------------------------
Airlines--0.1%              819,274   American Airlines, Inc. Series 2003-1, 3.857% due 1/09/2012                           807,420
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components--         4,245,000   Lear Corp. Series B, 7.96% due 5/15/2005                                            4,312,788
0.5%
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles--0.1%         1,200,000   DaimlerChrysler NA Holding Corp., 6.40% due 5/15/2006                               1,248,352
-----------------------------------------------------------------------------------------------------------------------------------
Beverages--0.1%             850,000   Coca-Cola Enterprises, Inc., 5.375% due 8/15/2006                                     876,920
-----------------------------------------------------------------------------------------------------------------------------------


22         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

                                Low Duration Master Portfolio  (in U.S. dollars)

                               Face
Industry++                   Amount   Corporate Bonds                                                                      Value
===================================================================================================================================
Biotechnology--0.4%     $ 3,300,000   Amgen, Inc., 4% due 11/18/2009 (c)                                               $  3,289,763
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets--         2,400,000   The Bear Stearns Cos., Inc., 7.80% due 8/15/2007                                    2,649,962
1.9%                      1,000,000   Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009                           1,023,208
                                      Goldman Sachs Group, Inc.:
                          2,000,000         7.50% due 1/28/2005                                                           2,006,228
                          2,220,000         4.125% due 1/15/2008                                                          2,247,901
                          4,500,000   Lehman Brothers Holdings, Inc., 6.25% due 5/15/2006                                 4,683,312
                          2,500,000   Morgan Stanley, 7.75% due 6/15/2005                                                 2,554,563
                                                                                                                       ------------
                                                                                                                         15,165,174
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.1%             500,000   Praxair, Inc., 6.625% due 10/15/2007                                                  537,494
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--        3,000,000   Bank of America Corp., 4.75% due 10/15/2006                                         3,072,378
2.8%                      2,680,000   FirstBank Puerto Rico, 7.625% due 12/20/2005                                        2,737,682
                          2,000,000   FleetBoston Financial Corp., 3.85% due 2/15/2008                                    2,009,276
                          2,475,000   HBOS Treasury Services Plc, 3.50% due 11/30/2007 (c)                                2,466,419
                                      Household Finance Corporation:
                            500,000         6.50% due 1/24/2006                                                             516,884
                          2,085,000         6.50% due 11/15/2008                                                          2,267,598
                          3,500,000         4.125% due 12/15/2008                                                         3,514,312
                          3,500,000   Keycorp, 2.30% due 7/23/2007 (a)                                                    3,500,347
                          1,500,000   Mellon Bank NA, 7% due 3/15/2006                                                    1,564,440
                            670,000   Popular North America, Inc., 3.875% due 10/01/2008                                    669,146
                                                                                                                       ------------
                                                                                                                         22,318,482
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services &                 Cendant Corp.:
Supplies--0.7%            1,100,000         6.875% due 8/15/2006                                                          1,157,271
                          3,300,000         4.89% due 8/17/2006                                                           3,332,010
                          1,000,000         6.25% due 1/15/2008                                                           1,067,218
                                                                                                                       ------------
                                                                                                                          5,556,499
-----------------------------------------------------------------------------------------------------------------------------------
Communications            1,250,000   Harris Corp., 6.35% due 2/01/2028                                                   1,323,184
Equipment--0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--        1,310,000   Capital One Bank, 4.875% due 5/15/2008                                              1,345,394
0.6%                      3,060,000   MBNA Corp., 5.625% due 11/30/2007                                                   3,207,679
                                                                                                                       ------------
                                                                                                                          4,553,073
-----------------------------------------------------------------------------------------------------------------------------------
Containers &              2,885,000   Sealed Air Corp., 5.375% due 4/15/2008 (c)                                          2,997,547
Packaging--0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial     2,500,000   Associates Corp. of N. America, 6% due 7/15/2005                                    2,539,382
Services--6.8%            8,000,000   Citigroup, Inc., 6.75% due 12/01/2005                                               8,255,472
                                      Ford Motor Credit Co.:
                          2,000,000         7.50% due 3/15/2005                                                           2,017,082
                          4,000,000         6.875% due 2/01/2006                                                          4,120,800
                          2,500,000         7.75% due 2/15/2007                                                           2,655,715
                          2,700,000         2.79% due 9/28/2007 (a)                                                       2,680,441
                                      General Motors Acceptance Corp.:
                          5,750,000         7.50% due 7/15/2005                                                           5,868,450
                          3,750,000         3.08% due 9/23/2008 (a)                                                       3,654,349


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           23

[LOGO] Merrill Lynch Investment Managers

                                Low Duration Master Portfolio  (in U.S. dollars)

                               Face
Industry++                   Amount   Corporate Bonds                                                                      Value
===================================================================================================================================
Diversified Financial   $ 3,985,000   International Lease Finance Corp., 2.95% due 5/23/2006                           $  3,948,569
Services                              JPMorgan Chase & Co.:
(concluded)               5,000,000         5.625% due 8/15/2006                                                          5,179,955
                          2,970,000         5.25% due 5/30/2007                                                           3,087,594
                                      Sigma Finance Corp. (a):
                          5,500,000         4.79% due 8/15/2011                                                           5,500,000
                          2,700,000         4.95% due 3/31/2014 (c)                                                       2,716,783
                          3,000,000   Westfield Capital Corp. Ltd., 2.47% due 11/02/2007 (a)(c)                           2,997,918
                                                                                                                       ------------
                                                                                                                         55,222,510
-----------------------------------------------------------------------------------------------------------------------------------
Diversified               2,000,000   BellSouth Corp., 2.415% due 11/15/2007 (a)                                          1,998,724
Telecommunication         3,500,000   British Telecommunications Plc, 7.875% due 12/15/2005                               3,650,461
Services--4.1%            4,500,000   Deutsche Telekom International Finance BV, 8.25% due 6/15/2005                      4,604,868
                          2,500,000   France Telecom SA, 7.95% due 3/01/2006                                              2,624,913
                          3,310,000   SBC Communications Inc., 4.125% due 9/15/2009                                       3,303,959
                          5,200,000   Sprint Capital Corp., 6% due 1/15/2007                                              5,442,299
                          1,500,000   TELUS Corp., 7.50% due 6/01/2007                                                    1,629,750
                          1,500,000   Telecom Italia Capital SA, 4% due 11/15/2008                                        1,494,263
                          8,250,000   Verizon Global Funding Corp., 6.75% due 12/01/2005                                  8,516,987
                                                                                                                       ------------
                                                                                                                         33,266,224
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--      2,500,000   Alabama Power Co. Series Y, 2.80% due 12/01/2006                                    2,469,142
3.5%                      1,465,000   American Electric Power Co., Inc. Series A, 6.125% due 5/15/2006                    1,518,301
                          1,060,000   Appalachian Power Co. Series G, 3.60% due 5/15/2008                                 1,047,341
                          4,645,000   Boston Edison Co., 3.16% due 10/15/2005 (a)                                         4,659,641
                          4,450,000   Conectiv Series B, 5.30% due 6/01/2005                                              4,486,134
                          3,000,000   DTE Energy Co., 3.35% due 6/01/2007 (a)                                             3,011,037
                            645,000   Detroit Edison Co., 5.05% due 10/01/2005                                              654,851
                          2,125,000   FPL Group Capital, Inc., 2.85% due 3/30/2005 (a)                                    2,126,494
                          3,400,000   National Rural Utilities Cooperative Finance Corp., 3.25% due 10/01/2007            3,365,082
                          2,500,000   Southern California Edison Co., 2.93% due 1/13/2006 (a)                             2,508,643
                          1,480,000   Westar Energy, Inc., 9.75% due 5/01/2007                                            1,656,428
                            685,000   Xcel Energy, Inc., 3.40% due 7/01/2008                                                671,584
                                                                                                                       ------------
                                                                                                                         28,174,678
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &        2,960,000   Halliburton Co., 2.86% due 1/26/2007 (a)(c)                                         2,961,069
Services--0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Food Products--0.4%       2,880,000   HJ Heinz Co., 6.189% due 12/01/2020 (a)(c)                                          2,950,690
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.5%       4,125,000   Nisource Finance Corp., 2.915% due 11/23/2009 (a)                                   4,119,270
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers     4,000,000   HCA, Inc., 5.25% due 11/06/2008                                                     4,023,308
& Services--1.0%          2,010,000   Manor Care, Inc. (OLD), 7.50% due 6/15/2006                                         2,118,333
                          1,940,000   WellPoint, Inc., 3.75% due 12/14/2007 (c)                                           1,938,982
                                                                                                                       ------------
                                                                                                                          8,080,623
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &     3,500,000   Carnival Corp., 3.75% due 11/15/2007                                                3,504,123
Leisure--0.9%               915,000   Mandalay Resort Group, 6.45% due 2/01/2006                                            935,588
                          2,750,000   Yum! Brands, Inc., 8.50% due 4/15/2006                                              2,921,295
                                                                                                                       ------------
                                                                                                                          7,361,006
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables--      2,500,000   DR Horton, Inc., 7.50% due 12/01/2007                                               2,709,375
0.7%                      2,975,000   Fortune Brands, Inc., 2.875% due 12/01/2006                                         2,947,124
                                                                                                                       ------------
                                                                                                                          5,656,499
-----------------------------------------------------------------------------------------------------------------------------------
Household Products--      1,565,000   Clorox Co., 4.20% due 1/15/2010 (c)                                                 1,572,941
0.2%
-----------------------------------------------------------------------------------------------------------------------------------
IT Services--0.2%         1,350,000   Fiserv, Inc., 4% due 4/15/2008                                                      1,354,544
-----------------------------------------------------------------------------------------------------------------------------------
Industrial                2,745,000   Textron Financial Corp., 2.75% due 6/01/2006                                        2,712,027
Conglomerates--0.7%       3,000,000   Tyco International Group SA, 6.375% due 2/15/2006                                   3,099,960
                                                                                                                       ------------
                                                                                                                          5,811,987
-----------------------------------------------------------------------------------------------------------------------------------


24         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

                                Low Duration Master Portfolio  (in U.S. dollars)

                               Face
Industry++                   Amount   Corporate Bonds                                                                      Value
===================================================================================================================================
Insurance--1.2%         $ 1,570,000   AON Corp., 6.70% due 1/15/2007                                                   $  1,640,672
                          2,000,000   Hartford Financial Services Group, Inc., 4.70% due 9/01/2007                        2,039,858
                          2,300,000   Metlife, Inc., 3.911% due 5/15/2005                                                 2,310,263
                            385,000   Monumental Global Funding II, 3.85% due 3/03/2008 (c)                                 386,003
                                      Prudential Financial, Inc.:
                          3,200,000         4.104% due 11/15/2006                                                         3,235,046
                            500,000         3.75% due 5/01/2008                                                             497,161
                                                                                                                       ------------
                                                                                                                         10,109,003
-----------------------------------------------------------------------------------------------------------------------------------
Machinery--0.1%             360,000   Timken Co., 6.75% due 8/21/2006                                                       371,058
-----------------------------------------------------------------------------------------------------------------------------------
Media--2.1%               2,500,000   Clear Channel Communications, Inc., 6% due 11/01/2006                               2,599,642
                          1,440,000   Comcast Cable Communications, 6.375% due 1/30/2006                                  1,487,435
                          2,000,000   Historic TW, Inc., 8.18% due 8/15/2007                                              2,221,148
                          1,000,000   IAC/InterActiveCorp, 6.75% due 11/15/2005                                           1,027,713
                          2,600,000   Media General, Inc., 6.95% due 9/01/2006                                            2,714,478
                          1,250,000   News America, Inc., 6.75% due 1/09/2038                                             1,405,645
                          4,500,000   TCI Communications, Inc., 8.35% due 2/15/2005                                       4,529,457
                          1,000,000   Time Warner, Inc., 5.625% due 5/01/2005                                             1,009,209
                                                                                                                       ------------
                                                                                                                         16,994,727
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities &                     Dominion Resources, Inc.:
Unregulated Power--       4,500,000         7.625% due 7/15/2005                                                          4,606,839
1.0%                      1,030,000         2.011% due 5/15/2006 (a)                                                      1,032,170
                          2,500,000   PSEG Power LLC, 6.875% due 4/15/2006                                                2,606,150
                                                                                                                       ------------
                                                                                                                          8,245,159
-----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas--1.8%           2,500,000   Burlington Resources Finance Co., 5.60% due 12/01/2006                              2,589,822
                          1,600,000   Conoco Funding Co., 5.45% due 10/15/2006                                            1,657,050
                          3,400,000   Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007                           3,329,192
                          1,466,250   Pemex Finance Ltd., 8.45% due 2/15/2007                                             1,543,609
                                      Pemex Project Funding Master Trust (a)(c):
                          1,520,000         3.54% due 1/07/2005                                                           1,520,000
                          3,500,000         3.188% due 6/15/2010                                                          3,591,000
                                                                                                                       ------------
                                                                                                                         14,230,673
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest            1,700,000   Abitibi-Consolidated, Inc., 6.95% due 12/15/2006                                    1,763,750
Products--0.5%            2,320,000   Weyerhaeuser Co., 8.375% due 2/15/2007                                              2,527,301
                                                                                                                       ------------
                                                                                                                          4,291,051
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--         5,000,000   Abbott Laboratories, 5.625% due 7/01/2006                                           5,169,365
0.6%
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate--1.0%                     Nationwide Health Properties, Inc.:
                          1,400,000         7.60% due 11/20/2028                                                          1,565,714
                          5,000,000         6.90% due 10/01/2037                                                          5,389,595
                          1,400,000         6.59% due 7/07/2038                                                           1,475,243
                                                                                                                       ------------
                                                                                                                          8,430,552
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.8%         3,500,000   Burlington Northern Santa Fe Corp., 6.375% due 12/15/2005                           3,603,068
                          2,000,000   CSX Corp., 6.46% due 6/22/2005                                                      2,029,208
                            870,000   Norfolk Southern Corp., 7.35% due 5/15/2007                                           941,601
                                                                                                                       ------------
                                                                                                                          6,573,877
-----------------------------------------------------------------------------------------------------------------------------------
Software--0.3%            2,060,000   Computer Associates International, Inc., 4.75% due 12/01/2009 (c)                   2,075,073
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail--0.6%    2,800,000   OfficeMax, Inc., 7.66% due 5/27/2005                                                2,863,000
                          2,000,000   Staples, Inc., 7.125% due 8/15/2007                                                 2,152,474
                                                                                                                       ------------
                                                                                                                          5,015,474
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage        4,650,000   Countrywide Home Loans, Inc., 4.25% due 12/19/2007                                  4,701,973
Finance--1.2%             1,450,000   Golden West Financial Corp., 5.50% due 8/08/2006                                    1,501,669
                          3,325,000   Washington Mutual, Inc., 5.625% due 1/15/2007                                       3,462,678
                                                                                                                       ------------
                                                                                                                          9,666,320
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Corporate Bonds (Cost--$315,242,733)--39.2%                                 316,532,278


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           25

[LOGO] Merrill Lynch Investment Managers

                                Low Duration Master Portfolio  (in U.S. dollars)

===================================================================================================================================
Preferred Securities
-----------------------------------------------------------------------------------------------------------------------------------

                             Shares
Industry++                     Held   Preferred Stocks                                                                     Value
===================================================================================================================================
Real Estate--0.2%             1,500   Home Ownership Funding CP II (c)                                                 $    577,828
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Preferred Stocks (Cost--$1,500,000)--0.2%                                       577,828
===================================================================================================================================

                               Face
                             Amount   Trust Preferred
===================================================================================================================================
Aerospace &             $ 8,490,000   RC Trust I, 7% due 5/15/2006                                                        8,833,300
Defense--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
Electric                  5,120,000   PPL Capital Funding Trust I, 7.29% due 5/18/2006                                    5,341,286
Utilities--0.6%
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Trust Preferred (Cost--$14,211,418)--1.7%                                    14,174,586
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Preferred Securities (Cost--$15,711,418)--1.9%                               14,752,414
===================================================================================================================================

                                      Short-Term Investments
===================================================================================================================================
Commercial               40,000,000   Citigroup Global Markets Holdings Inc., 2.28% due 1/03/2005                        40,000,000
Paper*--6.2%             10,200,000   SBC Communications Inc., 2.26% due 1/11/2005                                       10,194,877
                                                                                                                       ------------
                                                                                                                         50,194,877
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency   24,500,000   Federal Home Loan Banks, 1% due 1/03/2005                                          24,500,000
Obligations*--3.1%
-----------------------------------------------------------------------------------------------------------------------------------
Time Deposits--0.0%          34,778   Brown Brothers Harriman & Co., 1.60% due 1/03/2005                                     34,778
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Short-Term Investments (Cost--$74,729,655)--9.3%                             74,729,655
===================================================================================================================================

                         Number of
                          Contracts   Options Purchased
===================================================================================================================================
Call Options                    57@   London InterBank Offered Rate (LIBOR) Linked Floor, expiring April 2005 at
Purchased--0.0%                       1.50%, Broker JPMorgan Chase Bank                                                         570
-----------------------------------------------------------------------------------------------------------------------------------
Put Options                     75@   Swaption, expiring October 2005 at 5.34%, Broker JPMorgan Chase Bank                1,057,119
Purchased--0.1%
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Options Purchased (Premiums Paid--$1,420,830)--0.1%                           1,057,689
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Investments (Cost--$807,712,260)--99.7%                                     805,212,247
===================================================================================================================================


26         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Schedule of Investments (concluded)

                                Low Duration Master Portfolio  (in U.S. dollars)

                          Number of
                          Contracts   Options Written                                                                      Value
===================================================================================================================================
Put Options Written             67@   Swaption, expiring October 2005 at 4.84%, Broker JPMorgan Chase Bank             $ (2,002,963)
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Options Written (Premiums Received--$2,278,695)--0.3%                        (2,002,963)
===================================================================================================================================
Total Investments, Net of Options Written (Cost--$805,433,565**)--99.4%                                                 803,209,284

Other Assets Less Liabilities--0.6%                                                                                       4,760,317
                                                                                                                       ------------
Net Assets--100.0%                                                                                                     $807,969,601
                                                                                                                       ============

* Commercial paper and certain U.S. government agency obligations are traded on a discount basis; the interest rate shown reflects the discount rates paid at the time of purchase by the Portfolio.
** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 805,437,124
                                                                  =============
      Gross unrealized appreciation ...............               $   3,375,625
      Gross unrealized depreciation ...............                  (5,603,465)
                                                                  -------------
      Net unrealized depreciation .................               $  (2,227,840)
                                                                  =============

+ Asset-backed and mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.
@     One contract represents a notional amount of $1,000,000.
(a)   Floating rate note.
(b)   Represents the interest only portion of a mortgage-backed obligation.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.

      Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Premier Institutional Fund          --               $6,513
      --------------------------------------------------------------------------

      Financial futures contracts sold as of December 31, 2004 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration         Face       Unrealized
      Contracts         Issue             Date            Value     Depreciation
      --------------------------------------------------------------------------
         367          Five-Year
                    U.S. Treasury
                        Note           March 2005     $40,198,996     $ (36,130)
      --------------------------------------------------------------------------

      Swaps outstanding as of December 31, 2004 were as follows:

      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Appreciation
      --------------------------------------------------------------------------
      Bought credit default protection on
      Aon Corp. Inc and pay .37%

      Broker, Morgan Stanley & Co., Inc.
      Expires January 2007                          $ 1,725,000         $  5,121

      Receive a floating rate based on 3-month
      USD LIBOR, and pay a fixed rate of 2.8025%

      Broker, JPMorgan Chase Bank
      Expires January 2007                          $ 1,725,000           21,408

      Receive a floating rate based on 3-month
      USD LIBOR, plus .40%, which is capped at a fixed coupon of 7% and pay a floating rate based on 3-month USD LIBOR

      Broker, JPMorgan Chase Bank
      Expires August 2010                           $16,650,000            7,389

      Receive a floating rate based on 3-month
      USD LIBOR, plus .50%, which is capped at a fixed coupon of 6% until 11/18/2007 and 6.50% through expiration and pay a floating rate based on 3- month USD LIBOR

      Broker, Lehman Brothers Inc.
      Expires November 2010                         $41,000,000            2,095

      Sold credit default protection on
      WFS Financial Owner Trust and
      receive .41%

      Broker, Morgan Stanley & Co., Inc.
      Expires December 2010                         $ 5,037,000            3,395

      Pay a fixed rate of 4.84% and receive a
      floating rate based on 3-month USD LIBOR

      Broker, JPMorgan Chase Bank
      Expires November 2015                         $ 9,408,000           26,879
      --------------------------------------------------------------------------
      Total                                                             $ 66,287
                                                                        ========

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           27

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities                Low Duration Master Portfolio

As of December 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$806,291,430) ..................................                      $ 804,154,558
                       Options purchased, at value (premiums paid--$1,420,830) ...........                          1,057,689
                       Unrealized appreciation on swaps ..................................                             66,287
                       Cash ..............................................................                                764
                       Receivables:
                          Interest .......................................................    $   5,998,103
                          Contributions ..................................................          831,115
                          Swaps ..........................................................           19,649
                          Paydowns .......................................................           14,018
                          Securities lending .............................................               22         6,862,907
                                                                                              -------------
                       Prepaid expenses ..................................................                              2,977
                                                                                                                -------------
                       Total assets ......................................................                        812,145,182
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Options written, at value (premiums received--$2,278,695) .........                          2,002,963
                       Payables:
                          Withdrawals ....................................................        1,857,099
                          Investment adviser .............................................          164,209
                          Variation margin ...............................................           51,609
                          Other affiliates ...............................................            3,882         2,076,799
                                                                                              -------------
                       Accrued expenses and other liabilities ............................                             95,819
                                                                                                                -------------
                       Total liabilities .................................................                          4,175,581
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 807,969,601
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Investor's capital ................................................                      $ 810,163,725
                       Unrealized depreciation--net ......................................                         (2,194,124)
                                                                                                                -------------
                       Net Assets ........................................................                      $ 807,969,601
                                                                                                                =============

      See Notes to Financial Statements


28         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Statement of Operations                            Low Duration Master Portfolio

For the Six Months Ended December 31, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                      $  13,793,870
                       Dividends .........................................................                            100,050
                       Securities lending--net ...........................................                              6,513
                                                                                                                -------------
                       Total income ......................................................                         13,900,433
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $     843,622
                       Accounting services ...............................................          156,131
                       Custodian fees ....................................................           36,169
                       Professional fees .................................................           31,234
                       Trustees' fees and expenses .......................................           16,141
                       Pricing fees ......................................................           13,090
                       Printing and shareholder reports ..................................            2,512
                       Other .............................................................           15,937
                                                                                              -------------
                       Total expenses ....................................................                          1,114,836
                                                                                                                -------------
                       Investment income--net ............................................                         12,785,597
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................       (2,293,235)
                          Future contracts and swaps--net ................................       (2,210,956)
                          Options written--net ...........................................          307,162        (4,197,029)
                                                                                              -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................        3,412,383
                          Future contracts and swaps--net ................................          237,398
                          Options written--net ...........................................           89,764         3,739,545
                                                                                              -------------------------------
                       Total realized and unrealized loss--net ...........................                           (457,484)
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  12,328,113
                                                                                                                =============

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           29

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets                Low Duration Master Portfolio

                                                                                               For the Six          For the
                                                                                               Months Ended       Year Ended
                                                                                               December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                 2004              2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  12,785,597     $  25,728,531
                       Realized loss--net ................................................       (4,197,029)       (2,237,834)
                       Change in unrealized appreciation/depreciation--net ...............        3,739,545       (14,412,834)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       12,328,113         9,077,863
                                                                                              -------------------------------
=============================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .......................................      214,271,957       385,522,595
                       Fair value of withdrawals .........................................     (158,654,280)     (393,910,819)
                                                                                              -------------------------------
                       Net increase (decrease) in net assets derived from capital
                        transactions .....................................................       55,617,677        (8,388,224)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................       67,945,790           689,639
                       Beginning of period ...............................................      740,023,811       739,334,172
                                                                                              -------------------------------
                       End of period .....................................................    $ 807,969,601     $ 740,023,811
                                                                                              ===============================

      See Notes to Financial Statements.

Financial Highlights                               Low Duration Master Portfolio

                                                             For the Six              For the Year Ended           For the Period
                                                             Months Ended                   June 30,              October 6, 2000+
The following ratios have been derived                       December 31,   --------------------------------------   to June 30,
from information provided in the financial statements.           2004          2004           2003           2002        2001
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ...........       1.74%@         1.18%          6.05%          5.59%            --
                                                             ====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses ..........................        .28%*          .28%           .28%           .32%           .30%*
                                                             ====================================================================
                       Investment income--net ............       3.18%*         3.39%          3.73%          5.03%          6.78%*
                                                             ====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ...................   $807,970       $740,024       $739,334       $512,335       $305,514
                                                             ====================================================================
                       Portfolio turnover ................      47.02%        107.13%        198.09%         70.92%        192.04%
                                                             ====================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


30         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Notes to Financial Statements                      Low Duration Master Portfolio

1. Significant Accounting Policies:

Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Portfolio from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           31

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)          Low Duration Master Portfolio

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, its collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of


32         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Notes to Financial Statements (concluded)          Low Duration Master Portfolio

insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of .21%.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC, may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2004, MLIM, LLC received $2,784 in securities lending agent fees.

For the six months ended December 31, 2004, the Portfolio reimbursed FAM $8,345 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended December 31, 2004 were $363,509,873 and $328,860,462, respectively.

Transactions in call options written for the six months ended December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                      Number of        Premiums
                                                      Contracts        Received
--------------------------------------------------------------------------------
Outstanding call options written,
   beginning of period .....................            4,090         $(307,162)
Options expired ............................           (4,090)          307,162
                                                    ---------         ---------
Outstanding call options written,
   end of period ...........................               --         $      --
                                                    =========         =========

Transactions in put options written for the six months ended December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                        Number of      Premiums
                                                        Contracts      Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of period ......................               --                --
Options written ............................               67         $2,278,695
                                                    ---------         ---------
Outstanding put options written,
end of period ..............................               67         $2,278,695
                                                    =========         =========

4. Short-Term Borrowings:

The Trust, on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           33

[LOGO] Merrill Lynch Investment Managers

Portfolio Information as of December 31, 2004

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Corporate Bonds .................................................          39.4%
Non-Government Agency Mortgage-Backed
  Securities ....................................................          18.9
Government Agency Mortgage-Backed Securities ....................          15.8
Asset-Backed Securities .........................................           9.6
Government & Agency Obligations .................................           5.3
Preferred Securities ............................................           1.8
Other* ..........................................................           9.2
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments and options.

Officers and Directors/Trustees

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Patrick Maldari, Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director/Trustee of Merrill Lynch Investment Managers Funds, Inc. and Fund Asset Management Master Trust effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Director/Trustee of the Fund and the Trust. The Fund's Board of
Directors/Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director/Trustee of the Fund and the Trust.
--------------------------------------------------------------------------------


34         MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must regis-ter your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MERRILL LYNCH LOW DURATION FUND        DECEMBER 31, 2004           35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                            #ML -- 3070 -- 12/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust


By: /s/ Robert C. Doll, Jr.
    ----------------------------
    Robert C. Doll, Jr.,
    President of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------
    Robert C. Doll, Jr.,
    President of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: February 24, 2005


By: /s/ Donald C. Burke
    ----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: February 24, 2005